UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

GLOBAL

HIGH YIELD

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Yield Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Global High Yield Bond Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Global High Yield Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook,

IV	Western Asset Global High Yield Bond Fund

which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Global High Yield Bond Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Global High Yield Bond Fund

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 0.69%. The Fund’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged)x, returned 0.40% for the same period. The Lipper High Yield

Western Asset Global High Yield Bond Fund	VII

Investment commentary (cont’d)

Funds Category Average1 returned 1.28% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Global High Yield Bond Fund:
Class A	0.69%
Class B2	0.36%
Class C	0.30%
Class C1♦	0.48%
Class I	0.83%
Class IS	0.86%
Barclays Global High Yield Index (Hedged)	0.40%
Lipper High Yield Funds Category Average[1]	1.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 6.14%, 5.76%, 5.68%, 5.96%, 6.71% and 6.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 6.69%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class IS shares were 1.03%, 1.79%, 1.91%, 1.60%, 0.79% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 579 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

VIII	Western Asset Global High Yield Bond Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global High Yield Bond Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

X	Western Asset Global High Yield Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013, and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.69%	$1,000.00	$1,006.90	1.13%	$5.62	Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class B	0.36	1,000.00	1,003.60	1.82	9.04	Class B	5.00	1,000.00	1,015.77	1.82	9.10
Class C	0.30	1,000.00	1,003.00	1.89	9.39	Class C	5.00	1,000.00	1,015.42	1.89	9.44
Class C1	0.48	1,000.00	1,004.80	1.61	8.00	Class C1	5.00	1,000.00	1,016.81	1.61	8.05
Class I	0.83	1,000.00	1,008.30	0.85	4.23	Class I	5.00	1,000.00	1,020.58	0.85	4.26
Class IS	0.86	1,000.00	1,008.60	0.77	3.83	Class IS	5.00	1,000.00	1,020.98	0.77	3.86

2	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class CI shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

4	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 80.1%
Consumer Discretionary — 13.0%
Auto Components — 1.3%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	680,000		$751,400
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	350,000		357,438
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	850,000		867,000
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	840,000		869,127	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	830,000		827,925	(a)(b)
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	1,134,947	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	455,000	EUR	660,359	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	316,854	(a)
Gestamp Funding Luxembourg SA, Senior Secured Notes	5.875%	5/31/20	750,000	EUR	937,383	(a)
Total Auto Components					6,722,433
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		621,600	(a)
Distributors — 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	600,000		574,500	(a)
Diversified Consumer Services — 1.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	380,000	GBP	528,915
Laureate Education Inc., Senior Notes	9.250%	9/1/19	720,000		774,000	(a)
Novalis SAS, Senior Secured Notes	6.000%	6/15/18	1,200,000	EUR	1,573,694	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,337,699	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	935,000		1,026,163
Total Diversified Consumer Services					6,240,471
Hotels, Restaurants & Leisure — 4.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,423,510		1,361,979	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,570,000		1,644,575
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		113,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	730,000		761,938
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	2,030,000		1,943,725	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	360,000		345,600	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,118,700
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,190,000		1,249,500	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		307,125	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,554,900	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,317,983

See Notes to Financial Statements.

6	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,900,000		$1,909,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,860,000		1,971,600	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,133,548	(e)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,390,000		1,306,600	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,830,000		1,793,400	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	970,000		955,450	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		2,374,950
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	905,000		886,900	(a)(e)
Total Hotels, Restaurants & Leisure					25,051,073
Household Durables — 0.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,350,000		1,474,875	(a)
Media — 4.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		648,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,047,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	1,500,000		1,451,250
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,320,000		1,366,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	140,000		144,900
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,910,000		2,067,575
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,660,000		2,839,550
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	800,000		888,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	860,000		920,200
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,049,455	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	690,000		691,725	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,590,000		2,706,550	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		810,300
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,500,000		1,485,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		741,950	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,286,030	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	189,182	(a)(f)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,130,000		1,090,450
Univision Communications Inc., Senior Notes	8.500%	5/15/21	670,000		715,225	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,040,000		1,097,200	(a)
Total Media					23,236,242
Specialty Retail — 0.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	360,000	GBP	573,550	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	630,000		617,400	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	$1,637,603	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,530,000		1,445,850
Total Specialty Retail					4,274,403
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		595,700	(a)
Total Consumer Discretionary					68,791,297
Consumer Staples — 2.9%
Food Products — 1.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,074,499	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,890,000		1,984,500	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	630,000		666,225	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,750,000		1,850,625	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	570,000		598,500	(a)
Total Food Products					7,174,349
Household Products — 0.7%
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	620,000		651,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,060,000		1,057,350	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	1,710,000	EUR	2,248,079	(a)
Total Household Products					3,956,429
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,471,750	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,409,000		2,475,247
Total Consumer Staples					15,077,775
Energy — 15.4%
Energy Equipment & Services — 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000		781,875
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	100,000		99,250
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,460,000		1,456,350
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000		1,697,250	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,240,000		1,240,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	990,000		955,350
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000		1,508,000
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	120,000		112,500	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,010,000		1,073,125
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	950,000		1,037,875	(a)

See Notes to Financial Statements.

8	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
SESI LLC, Senior Notes	7.125%	12/15/21	1,310,000	$1,421,350
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000	288,300	(a)
Total Energy Equipment & Services				11,671,225
Oil, Gas & Consumable Fuels — 13.2%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	708,700
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,810,000	1,653,887	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	90,000	75,375
Arch Coal Inc., Senior Notes	9.875%	6/15/19	2,300,000	2,196,500	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	1,040,000	937,300	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,370,000	1,308,350	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	950,000	1,021,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	490,000	526,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	910,000	994,175	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	900,000	940,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	770,150
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	700,000	714,000
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	470,000	478,225
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000	1,291,150
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,576,800
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000	19,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	370,000	389,425
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,750,000	2,677,812	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,655,444	2,595,697	(a)(b)(c)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	890,000	876,650	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,960,000	2,327,500
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,650,000	1,513,875	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,376,622	1,411,038	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,150,000	2,105,602	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,070,000	1,072,675
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	820,000	799,500

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	650,000	$672,750	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000	1,915,206	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,630,000	1,776,700
Lukoil International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,398,537	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000	1,431,175	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,330,000	1,356,600	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	480,000	489,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	663,000	686,205
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,268,000	1,312,380
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,060,000	1,503,800
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,447,200	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	330,000	288,750	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,900,000	1,643,500	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,580,000	1,651,100	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,370,625	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000	273,273	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	109,000	106,003	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	910,000	915,687
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000	928,725
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	990,000	918,069
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000	1,252,500	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	2,180,000	1,940,200	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	400,000	393,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	340,000	351,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000	430,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	150,000	148,500
Samson Investment Co., Senior Notes	10.000%	2/15/20	2,720,000	2,879,800	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	630,000	615,825	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	190,000	181,450
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000	1,139,050	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	660,000	671,550	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	740,000	754,800	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	637,000	670,442

See Notes to Financial Statements.

10	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	200,000		$192,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,113,750	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		211,613	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,582,000		1,807,435	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000		1,842,300	(a)
Total Oil, Gas & Consumable Fuels					69,665,786
Total Energy					81,337,011
Financials — 5.5%
Commercial Banks — 2.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,133,562	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000		718,137
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	850,000		876,074
CIT Group Inc., Senior Notes	5.500%	2/15/19	1,000,000		1,037,500	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000		712,712	(a)(e)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,884,976	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,680,000		1,749,423	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		400,049	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,022,975	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	60,000		61,366
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		536,742
Total Commercial Banks					12,133,516
Consumer Finance — 0.2%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	10,000		9,750	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	340,000		317,475	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	520,000		579,800
Total Consumer Finance					907,025
Diversified Financial Services — 2.2%
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,204,821	EUR	1,327,331	(a)(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	140,688
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	370,000		360,750	(a)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	3,103,650	(e)(g)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	180,000		169,537
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,200,000		1,351,500
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	590,000		543,906
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,310,000
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	770,000		737,275	(e)(g)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	660,000		$702,900
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	990,000		1,061,775
Total Diversified Financial Services					11,809,312
Insurance — 0.8%
ELM BV, Subordinated Notes	5.252%	5/25/16	1,850,000	EUR	2,442,624	(e)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	600,000		585,000	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	1,348,000		1,300,820	(e)(g)
Total Insurance					4,328,444
Total Financials					29,178,297
Health Care — 4.6%
Health Care Equipment & Supplies — 1.2%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,150,000		1,119,812	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	230,000		237,044
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,160,000		1,917,000
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	3,050,746	(a)
Total Health Care Equipment & Supplies					6,324,602
Health Care Providers & Services — 3.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		995,330
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	990,000		994,950	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,235,000		4,311,759
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,120,000		1,176,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,017,550
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		52,875	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,330,000		1,359,925
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		484,313
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		51,438
INC Research LLC, Senior Notes	11.500%	7/15/19	600,000		648,000	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,274,000	EUR	1,741,216	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,720,000		989,000	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,810,000		1,945,750
Total Health Care Providers & Services					15,768,106
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,435,069	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	831,754	(a)(e)(g)
Total Pharmaceuticals					2,266,823
Total Health Care					24,359,531

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 12.9%
Aerospace & Defense — 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,190,000		$1,306,025
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,560,000		2,499,200	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	880,000		915,200	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,347,250	(a)
Total Aerospace & Defense					7,067,675
Airlines — 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,250,000		1,262,125	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	886,141		930,447
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	1,110,000		1,148,850	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	268,348		303,367
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,475,723		1,556,888	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,380,589	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		77,484
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	100,173		111,693
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		113,575
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,500,000		1,515,000
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	948,647		965,248
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	170,000		176,800
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	690,000		683,100
Total Airlines					10,225,166
Building Products — 1.0%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,810,000		1,705,925	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,200,000		1,215,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		669,500	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	260,000		282,100	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,154,826	(a)
Total Building Products					5,027,351
Commercial Services & Supplies — 1.6%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,640,000		1,644,100
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		956,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,120,000		2,204,800
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		242,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,552,000		1,680,040	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	676,000		$731,770	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	290,000		276,225	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	596,000		648,150
Total Commercial Services & Supplies					8,383,335
Construction & Engineering — 1.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,400,000		1,347,500	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	3,450,000		3,096,375	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,170,000		1,217,867	(c)(d)
Total Construction & Engineering					5,661,742
Electrical Equipment — 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,180,000		1,203,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,680,000		1,663,200	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	150,000	EUR	193,783	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	259,028	(a)
Total Electrical Equipment					3,319,611
Machinery — 1.6%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,090,000		3,244,500	(a)
Frigoglass Finance BV, Senior Notes	8.250%	5/15/18	650,000	EUR	875,685	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,354,500	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,249,000	EUR	1,757,853	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,020,000		1,065,900	(a)
Total Machinery					8,298,438
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,359,350		1,277,789	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	985,000		989,925
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	975,000		1,001,813
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	640,000		643,200	(a)
Total Marine					3,912,727
Road & Rail — 0.4%
HDTFS Inc., Senior Notes	6.250%	10/15/22	590,000		618,763
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,550,000		1,553,875	(a)
Total Road & Rail					2,172,638
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	810,000		848,475	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,040,000		1,089,400

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — continued
Rexel SA, Senior Notes	5.250%	6/15/20	1,320,000		$1,323,300	(a)
Total Trading Companies & Distributors					3,261,175
Transportation — 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		132,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	2,495,652	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	470,000		486,450	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,300,000		2,288,500	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,710,000		2,886,150	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		979,800	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,550,000		1,550,000	(a)
Total Transportation					10,819,302
Total Industrials					68,149,160
Information Technology — 1.4%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	620,000		630,850	(a)
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	1,010,000		1,020,100	(a)
Total Electronic Equipment, Instruments & Components					1,650,950
Internet Software & Services — 0.4%
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,770,000		1,725,750	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	550,000		599,500
Total Internet Software & Services					2,325,250
IT Services — 0.2%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	870,000		889,575	(a)
Software — 0.5%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,060,000		1,062,650	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		1,486,250	(a)
Total Software					2,548,900
Total Information Technology					7,414,675
Materials — 13.1%
Chemicals — 1.2%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	510,000		511,275	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	692,647	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	736,864	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	635,725	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	610,000		611,525	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	$2,822,301	(a)
Total Chemicals					6,010,337
Construction Materials — 1.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	940,000		925,900	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,095,000		1,199,025	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	850,000		930,750	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	4,745,000		5,005,975	(a)
Total Construction Materials					8,061,650
Containers & Packaging — 2.2%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	2,208,401		2,351,947	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,170,000		1,253,362	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,370,000		1,284,375	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,655,365	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	890,000		796,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,870,000		1,940,125
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,420,000		1,508,750	(a)
Total Containers & Packaging					11,790,474
Metals & Mining — 6.3%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,400,000		1,403,500
ArcelorMittal, Senior Notes	6.750%	2/25/22	1,370,000		1,411,100
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		592,950	(a)
Barrick Gold Corp., Notes	4.100%	5/1/23	350,000		292,977	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,690,000		1,673,100	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		694,913	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		680,231	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,166,400	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		532,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	90,000		90,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,260,000		1,304,100	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,404,500	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,960,000		1,974,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,850,000		1,369,000	(a)(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	840,000		819,000
New World Resources NV, Senior Notes	7.875%	1/15/21	1,150,000	EUR	441,588	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,040,000		993,200	(a)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,130,000		$1,214,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	360,000		361,800	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,150,000		1,171,562	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,590,000		1,470,750	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	490,000		520,625	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		512,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	890,000		858,850
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,920,000		1,989,600
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,757,025	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		179,813	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		2,055,350	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		142,675	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,280,000		1,222,400	(a)
Total Metals & Mining					33,301,459
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,602,255
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	660,000		630,300	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	536,000		581,560	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000		1,384,320	(a)
Portucel SA, Senior Notes	5.375%	5/15/20	1,500,000	EUR	1,961,085	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,820,000		1,633,450	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		711,750	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	890,000		921,150
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000		355,350
Total Paper & Forest Products					9,781,220
Total Materials					68,945,140
Telecommunication Services — 7.7%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	1,640,000		1,525,200	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,540,000		1,686,300	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000		1,248,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	380,000		399,475
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,790,000		1,888,450
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,310,000		2,182,950	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	540,000		546,750	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	640,000		$684,000
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	2,970,000		3,069,329
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	540,000		538,650
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		190,000	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,320,718	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,062,500	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		576,125	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,272,732		4,326,141	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		615,000
Windstream Corp., Senior Notes	7.500%	4/1/23	410,000		418,200
Windstream Corp., Senior Notes	6.375%	8/1/23	520,000		488,800
Total Diversified Telecommunication Services					22,766,588
Wireless Telecommunication Services — 3.4%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,423,159	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	760,000		813,200
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,683,691	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,300,000		1,253,200	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,860,000		2,759,900
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,605,000		1,773,525
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,000,000		1,172,500	(a)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	610,000		600,850
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,000,000		1,072,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		3,672,750	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000		1,743,000	(a)
Total Wireless Telecommunication Services					17,968,275
Total Telecommunication Services					40,734,863
Utilities — 3.6%
Electric Utilities — 0.8%
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	230,243		236,574
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,037,000		3,158,480
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,090,457		1,025,030	(f)
Total Electric Utilities					4,420,084
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		846,450
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	4.875%	5/15/23	1,360,000		1,271,600

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000	$1,193,400
Colbun SA, Senior Notes	6.000%	1/21/20	580,000	620,659	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000	14,875	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,480,000	1,642,800	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,475,000	1,556,125	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,926,000	2,031,930	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000	3,042,250
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,878	157,880
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,743,671
Total Independent Power Producers & Energy Traders				13,275,190
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000	667,000	(a)
Total Utilities				19,208,724
Total Corporate Bonds & Notes (Cost — $419,344,600)				423,196,473
Collateralized Senior Loans — 2.5%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.9%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	1,550,000	1,573,250	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	3,000,000	3,120,000	(h)
Total Hotels, Restaurants & Leisure				4,693,250
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000	696,900	(h)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	—	2/15/13	1,977,672	0	(c)(d)(f)(i)
Total Consumer Discretionary				5,390,150
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000	592,567	(h)
Energy — 0.3%
Energy Equipment & Services — 0.3%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,500,000	1,451,785	(h)
Industrials — 0.5%
Machinery — 0.5%
Gardner Denver Inc., Bridge Loan	—	5/6/16	2,920,000	2,920,000	(c)(d)(j)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.193%	3/23/18	892,870		$872,223	(h)
Materials — 0.4%
Chemicals — 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	788,800	(h)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,160,000		1,203,500	(h)
Total Materials					1,992,300
Total Collateralized Senior Loans (Cost — $14,724,018)					13,219,025
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost—$295,257)	7.000%	1/31/20	1,869,600	MXN	216,431	(a)
Sovereign Bonds — 10.7%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,606,000		3,084,854
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	365,519
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,402,000	BRL	3,247,200
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	668,000	BRL	286,056
Total Brazil					3,898,775
Mexico — 2.8%
Mexican Bonos, Bonds	6.500%	6/9/22	180,177,000	MXN	14,685,243
Russia — 0.5%
Russian Federal Bond, Bonds	7.400%	6/14/17	72,130,000	RUB	2,239,227
Russian Federal Bond, Bonds	7.500%	3/15/18	16,117,000	RUB	507,095
Total Russia					2,746,322
Turkey — 2.5%
Republic of Turkey, Bonds	9.000%	3/8/17	4,930,000	TRY	2,645,590
Republic of Turkey, Notes	6.750%	5/30/40	4,340,000		4,811,975
Republic of Turkey, Senior Notes	6.250%	9/26/22	5,300,000		5,883,000
Total Turkey					13,340,565
Venezuela — 3.6%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,423,000		11,149,642	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,309,000		7,773,015	(a)
Total Venezuela					18,922,657
Total Sovereign Bonds (Cost — $56,667,779)					56,678,416

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

Security		Shares	Value
Common Stocks — 2.3%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.		90,995	$181,990	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares		4,178	105,327	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	0	(c)(d)(i)
Total Consumer Discretionary			287,317
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.		395,216,044	3,663,653	(c)(d)
Financials — 0.9%
Diversified Financial Services — 0.5%
Citigroup Inc.		57,244	2,745,994
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.		34,616	1,662,953	*
Realogy Holdings Corp.		7,171	344,484	*(c)(d)
Total Real Estate Management & Development			2,007,437
Total Financials			4,753,431
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.		973	62,690	*
Marine — 0.6%
DeepOcean Group Holding AS		111,638	2,475,015	(c)(d)
Horizon Lines Inc., Class A Shares		781,280	1,054,728	*
Total Marine			3,529,743
Total Industrials			3,592,433
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.		10,212	14	*(d)
Total Common Stocks (Cost — $12,649,976)			12,296,848

	Rate
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost—$305,000)	6.000%	12,200	228,994

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global High Yield Bond Fund

Security	Rate		Shares	Value
Preferred Stocks — 2.8%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		28,050	$1,667,011	(a)
Financials — 2.4%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		690	737,653	(e)
Consumer Finance — 1.9%
GMAC Capital Trust I	8.125%		389,174	10,137,983	(e)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		56,875	1,583,969	(e)
Total Financials				12,459,605
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	608,351	(a)(c)(d)
Total Preferred Stocks (Cost — $14,349,297)				14,734,967

		Expiration Date	Warrants
Warrants — 0.2%
Jack Cooper Holdings Corp.		12/15/17	3,438	378,180	*
Jack Cooper Holdings Corp.		5/6/18	1,123	123,530	*
SemGroup Corp.		11/30/14	15,416	445,522	*(c)(d)
Total Warrants (Cost — $61,397)				947,232

			Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Put @ $103.00 (Cost — $148,590)		7/17/13	12,700,000	142,012
Total Investments — 98.7% (Cost — $518,545,914#)				521,660,398
Other Assets in Excess of Liabilities — 1.3%				6,655,787
Total Net Assets — 100.0%				$528,316,185

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset Global High Yield Bond Fund

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of June 30, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
RUB	— Russian Ruble
TRY	— Turkish Lira

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.20 Index, Put (Premium received — $55,880)	7/17/13	$100.00	12,700,000	$38,033
[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $518,545,914)	$521,660,398
Foreign currency, at value (Cost — $664,945)	669,931
Receivable for securities sold	11,387,470
Interest and dividends receivable	9,677,878
Unrealized appreciation on forward foreign currency contracts	661,715
Receivable for Fund shares sold	229,526
Receivable for variation margin on centrally cleared swaps	116,667
Deposits with brokers for open futures contracts	34,606
Prepaid expenses	72,334
Total Assets	544,510,525

Liabilities:
Due to custodian	6,679,349
Payable for securities purchased	6,249,254
Payable for Fund shares repurchased	2,154,767
Investment management fee payable	329,297
Distributions payable	207,522
Service and/or distribution fees payable	130,796
Unrealized depreciation on forward foreign currency contracts	87,743
Written options, at value (premiums received — $55,880)	38,033
Payable to broker — variation margin on open futures contracts	5,031
Accrued expenses	312,548
Total Liabilities	16,194,340
Total Net Assets	$528,316,185

Net Assets:
Par value (Note 7)	$739
Paid-in capital in excess of par value	661,948,348
Undistributed net investment income	4,782,040
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(142,080,868)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	3,665,926
Total Net Assets	$528,316,185

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Shares Outstanding:
Class A	41,268,996
Class B	1,134,997
Class C	1,067,181
Class C1	11,057,547
Class I	6,847,495
Class IS	12,566,287

Net Asset Value:
Class A (and redemption price)	$7.13
Class B*	$7.17
Class C*	$7.14
Class C1*	$7.21
Class I (and redemption price)	$7.13
Class IS (and redemption price)	$7.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.45

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$24,189,967
Dividends	397,844
Total Investment Income	24,587,811

Expenses:
Investment management fee (Note 2)	2,186,467
Service and/or distribution fees (Notes 2 and 5)	865,842
Transfer agent fees (Note 5)	301,668
Registration fees	69,524
Legal fees	35,103
Fund accounting fees	30,586
Shareholder reports	23,427
Audit and tax	22,178
Custody fees	18,769
Insurance	6,234
Trustees’ fees	4,756
Miscellaneous expenses	5,080
Total Expenses	3,569,634
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(935)
Net Expenses	3,568,699
Net Investment Income	21,019,112

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,293,729
Futures contracts	15,081
Written options	390,540
Swap contracts	(4,260,221)
Foreign currency transactions	(174,664)
Net Realized Gain	6,264,465
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(24,444,632)
Futures contracts	(17,362)
Written options	195,113
Swap contracts	855,812
Foreign currencies	1,847,281
Change in Net Unrealized Appreciation (Depreciation)	(21,563,788)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(15,299,323)
Increase in Net Assets from Operations	$5,719,789

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$21,019,112	$41,375,478
Net realized gain	6,264,465	14,534,275
Change in net unrealized appreciation (depreciation)	(21,563,788)	42,117,503
Increase in Net Assets From Operations	5,719,789	98,027,256

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(21,684,111)	(43,078,590)
Decrease in Net Assets From Distributions to Shareholders	(21,684,111)	(43,078,590)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	109,988,712	309,746,976
Reinvestment of distributions	19,868,552	38,857,756
Cost of shares repurchased	(202,491,852)	(291,538,204)
Increase (Decrease) in Net Assets From Fund Share Transactions	(72,634,588)	57,066,528
Increase (Decrease) in Net Assets	(88,598,910)	112,015,194

Net Assets:
Beginning of period	616,915,095	504,899,901
End of period*	$528,316,185	$616,915,095
*Includesundistributed net investment income of:	$4,782,040	$5,447,039

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.33	$6.65	$7.18	$6.81	$4.90	$7.92

Income (loss) from operations:
Net investment income	0.25	0.51	0.53	0.60	0.69	0.67
Net realized and unrealized gain (loss)	(0.19)	0.70	(0.50)	0.37	1.91	(3.01)
Total income (loss) from operations	0.06	1.21	0.03	0.97	2.60	(2.34)

Less distributions from:
Net investment income	(0.26)	(0.53)	(0.56)	(0.60)	(0.69)	(0.68)
Total distributions	(0.26)	(0.53)	(0.56)	(0.60)	(0.69)	(0.68)

Net asset value, end of period	$7.13	$7.33	$6.65	$7.18	$6.81	$4.90
Total return[3]	0.69%	18.88%	0.25%	14.91%	56.50%	(31.37)%

Net assets, end of period (000s)	$294,400	$370,419	$304,390	$603,261	$611,139	$317,370

Ratios to average net assets:
Gross expenses	1.13%[4]	1.09%	1.31%	1.27%	1.19%	1.29%
Net expenses[5]	1.13 [4]	1.09	1.31	1.27	1.19	1.29
Net investment income	6.72 [4]	7.30	7.46	8.62	11.76	9.67

Portfolio turnover rate	40%	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.37	$6.68	$7.21	$6.84	$4.92	$7.99

Income (loss) from operations:
Net investment income	0.22	0.46	0.49	0.57	0.67	0.65
Net realized and unrealized gain (loss)	(0.19)	0.71	(0.50)	0.37	1.91	(3.03)
Total income (loss) from operations	0.03	1.17	(0.01)	0.94	2.58	(2.38)

Less distributions from:
Net investment income	(0.23)	(0.48)	(0.52)	(0.57)	(0.66)	(0.69)
Total distributions	(0.23)	(0.48)	(0.52)	(0.57)	(0.66)	(0.69)

Net asset value, end of period	$7.17	$7.37	$6.68	$7.21	$6.84	$4.92
Total return[3]	0.36%	18.11%	(0.24)%	14.26%	55.77%	(31.64)%

Net assets, end of period (000s)	$8,140	$9,642	$11,493	$15,271	$28,912	$27,105

Ratios to average net assets:
Gross expenses	1.82%[4]	1.85%	1.85%	1.80%	1.72%	1.70%
Net expenses[5]	1.82 [4]	1.85	1.85	1.80	1.72	1.70
Net investment income	6.05 [4]	6.58	6.92	8.13	11.49	9.18

Portfolio turnover rate	40%	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$7.34	$7.02

Income (loss) from operations:
Net investment income	0.22	0.19
Net realized and unrealized gain (loss)	(0.19)	0.33
Total income from operations	0.03	0.52

Less distributions from:
Net investment income	(0.23)	(0.20)
Total distributions	(0.23)	(0.20)

Net asset value, end of period	$7.14	$7.34
Total return[4]	0.30%	7.46%

Net assets, end of period (000s)	$7,619	$2,391

Ratios to average net assets:
Gross expenses[5]	1.89%	1.77%
Net expenses[5,6,7]	1.89	1.77
Net investment income[5]	5.92	6.32

Portfolio turnover rate	40%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period August 1, 2012 (inception date) through December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1,2]	2013[3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.41	$6.72	$7.25	$6.88	$4.95	$8.00

Income (loss) from operations:
Net investment income	0.23	0.48	0.50	0.58	0.68	0.65
Net realized and unrealized gain (loss)	(0.19)	0.71	(0.49)	0.37	1.92	(3.04)
Total income (loss) from operations	0.04	1.19	0.01	0.95	2.60	(2.39)

Less distributions from:
Net investment income	(0.24)	(0.50)	(0.54)	(0.58)	(0.67)	(0.66)
Total distributions	(0.24)	(0.50)	(0.54)	(0.58)	(0.67)	(0.66)

Net asset value, end of period	$7.21	$7.41	$6.72	$7.25	$6.88	$4.95
Total return[4]	0.48%	18.26%	(0.06)%	14.37%	55.82%	(31.62)%

Net assets, end of period (000s)	$79,745	$91,626	$88,633	$100,668	$88,948	$58,041

Ratios to average net assets:
Gross expenses	1.61%[5]	1.66%	1.71%	1.69%	1.65%	1.67%
Net expenses[6]	1.61 [5]	1.66	1.71	1.69	1.65	1.67
Net investment income	6.27 [5]	6.75	7.07	8.18	11.44	9.26

Portfolio turnover rate	40%	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.33	$6.64	$7.17	$6.81	$4.90	$7.91

Income (loss) from operations:
Net investment income	0.26	0.53	0.56	0.63	0.72	0.70
Net realized and unrealized gain (loss)	(0.19)	0.71	(0.50)	0.36	1.90	(3.00)
Total income (loss) from operations	0.07	1.24	0.06	0.99	2.62	(2.30)

Less distributions from:
Net investment income	(0.27)	(0.55)	(0.59)	(0.63)	(0.71)	(0.71)
Total distributions	(0.27)	(0.55)	(0.59)	(0.63)	(0.71)	(0.71)

Net asset value, end of period	$7.13	$7.33	$6.64	$7.17	$6.81	$4.90
Total return[3]	0.83%	19.35%	0.68%	15.20%	57.05%	(30.98)%

Net assets, end of period (000s)	$48,822	$51,662	$100,384	$83,476	$76,357	$65,226

Ratios to average net assets:
Gross expenses	0.85%[4]	0.85%	0.88%	0.87%	0.85%	0.86%
Net expenses[5]	0.85 [4,6,7]	0.85 [6]	0.88 [6]	0.87 [6]	0.85 [6]	0.86
Net investment income	7.02 [4]	7.58	7.90	9.00	12.42	10.19

Portfolio turnover rate	40%	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$7.33	$7.08

Income (loss) from operations:
Net investment income	0.26	0.17
Net realized and unrealized gain (loss)	(0.19)	0.26
Total income from operations	0.07	0.43

Less distributions from:
Net investment income	(0.27)	(0.18)
Total distributions	(0.27)	(0.18)

Net asset value, end of period	$7.13	$7.33
Total return[4]	0.86%	6.19%

Net assets, end of period (000s)	$89,591	$91,175

Ratios to average net assets:
Gross expenses[5]	0.77%	0.76%
Net expenses[5,6,7]	0.77	0.76
Net investment income[5]	7.09	7.38

Portfolio turnover rate	40%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period August 31, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

34	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$418,006,055	$5,190,418		$423,196,473
Collateralized senior loans	—	13,219,025	0	*	13,219,025
Convertible bonds & notes	—	216,431	—		216,431
Sovereign bonds	—	56,678,416	—		56,678,416
Common stocks	$5,631,706	344,484	6,320,658		12,296,848
Convertible preferred stocks	228,994	—	—		228,994
Preferred stocks	14,126,616	608,351	—		14,734,967
Warrants	—	947,232	—		947,232
Purchased options	—	142,012	—		142,012
Total investments	$19,987,316	$490,162,006	$11,511,076		$521,660,398
Other financial instruments:
Futures contracts	$31,993	—	—		$31,993
Forward foreign currency contracts	—	$661,715	—		661,715
Total other financial instruments	$31,993	$661,715	—		$693,708
Total	$20,019,309	$490,823,721	$11,511,076		$522,354,106

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$38,033	—	$38,033
Futures contracts	$49,355	—	—	49,355
Forward foreign currency contracts	—	87,743	—	87,743
Total	$49,355	$125,776	—	$175,131

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

36	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans		Common Stock	Total
Balance as of December 31, 2012	$4,484,388	$0	*	$9,802,187	$14,286,575
Accrued premiums/discounts	50,796	—		—	50,796
Realized gain (loss)	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	622,890	—		(1,588,157)	(965,267)
Purchases	32,344	—		—	32,344
Sales	—	—		(1,548,888)	(1,548,888)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[2]	—	—		(344,484)	(344,484)
Balance as of June 30, 2013	$5,190,418	$0	*	$6,320,658	$11,511,076
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[1]	$622,890	—		$(858,424)	$(235,534)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

38	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

40	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

42	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $125,776. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average net assets.

LMPFA provides administrative and certain oversight services to the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $935.

44	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (new Class C shares are available for purchase effective August 1, 2012) and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended June 30, 2013, LMIS and its affiliates received sales charges of $45,273 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$24	$8,404	$1,812	$3,660

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$243,907,590
Sales	324,485,893

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,153,105
Gross unrealized depreciation	(20,038,621)
Net unrealized appreciation	$3,114,484

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	68,700,000	$372,400
Options written	53,100,000	347,360
Options closed	—	—
Options exercised	(40,600,000)	(273,340)
Options expired	(68,500,000)	(390,540)
Written options, outstanding as of June 30, 2013	12,700,000	$55,880

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	42	9/13	$5,364,980	$5,315,625	$(49,355)
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	7	9/13	982,899	950,906	31,993
Net unrealized loss on open futures contracts					$(17,362)

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	2,900,000	$3,775,488	8/16/13	$(31,374)
Euro	Citibank N.A.	2,390,000	3,111,523	8/16/13	(14,977)
Euro	JP Morgan Chase	447,958	583,193	8/16/13	(16,807)
Euro	UBS AG	5,000,000	6,509,463	8/16/13	63,313
					$155
Contracts to Sell:
British Pound	BNP Paribas	406,233	617,675	8/16/13	12,702
British Pound	Citibank N.A.	360,000	547,378	8/16/13	1,343
British Pound	Citibank N.A.	4,808,252	7,310,918	8/16/13	139,589
British Pound	UBS AG	420,000	638,607	8/16/13	10,481
British Pound	UBS AG	3,746,305	5,696,233	8/16/13	95,291
Euro	Citibank N.A.	400,000	520,757	8/16/13	(5,639)
Euro	Citibank N.A.	700,000	911,325	8/16/13	(10,830)
Euro	Citibank N.A.	725,000	943,872	8/16/13	6,793
Euro	Citibank N.A.	1,300,000	1,692,460	8/16/13	(3,875)

46	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Euro	Citibank N.A.	1,600,000	$2,083,028	8/16/13	$(4,241)
Euro	Citibank N.A.	5,493,537	7,151,995	8/16/13	62,228
Euro	Goldman Sachs	6,339,269	8,253,047	8/16/13	74,343
Euro	JP Morgan Chase	1,445,000	1,881,235	8/16/13	13,782
Euro	UBS AG	1,350,000	1,757,555	8/16/13	36,811
Euro	UBS AG	21,463,585	27,943,282	8/16/13	145,039
					$573,817
Net unrealized gain on open forward foreign currency contracts					$573,972

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	—	$142,012	$142,012
Futures contracts[3]	$31,993	—	—	31,993
Forward foreign currency contracts	—	$661,715	—	661,715
Total	$31,993	$661,715	$142,012	$835,720

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$38,033	$38,033
Futures contracts[3]	$49,355	—	—	49,355
Forward foreign currency contracts	—	$87,743	—	87,743
Total	$49,355	$87,743	$38,033	$175,131

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(658,200)	$(658,200)
Written options	—	—	390,540	390,540
Futures contracts	$15,081	—	—	15,081
Swap contracts	—	—	(4,260,221)	(4,260,221)
Forward foreign currency contracts	—	$(132,911)	—	(132,911)
Total	$15,081	$(132,911)	$(4,527,881)	$(4,645,711)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(228,991)	$(228,991)
Written options	—	—	195,113	195,113
Futures contracts	$(17,362)	—	—	(17,362)
Swap contracts	—	—	855,812	855,812
Forward foreign currency contracts	—	$1,883,379	—	1,883,379
Total	$(17,362)	$1,883,379	$821,934	$2,687,951

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$162,822
Written options	282,160
Futures contracts (to buy)	759,375
Futures contracts (to sell)	855,969
Forward foreign currency contracts (to buy)	5,934,106
Forward foreign currency contracts (to sell)	62,819,863

Average Notional Balance
Credit default swap contracts (to buy protection)†	$27,346,829

†	At June 30, 2013, there were no open positions held in this derivative.

48	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1,2]	Collateral Received[3]	Net Amount
Purchased options[4]	$142,012	—	$142,012
Swap contracts[5]	116,667	—	116,667
Forward foreign currency contracts	661,715	—	661,715
Total	$920,394	—	$920,394

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1,2]	Collateral Pledged[3]	Net Amount
Written options	$38,033	—	$38,033
Futures contracts[5]	5,031	$5,031	—
Forward foreign currency contracts	87,743	—	87,743
Total	$130,807	$5,031	$125,776

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchase options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$473,955	$218,483
Class B	33,876	13,776
Class C	27,866	3,499
Class C1	330,145	41,561
Class I	—	22,023
Class IS	—	2,326
Total	$865,842	$301,668

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class C1	—
Class I	$935
Class IS	—
Total	$935

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$13,178,785	$25,929,228
Class B	282,806	726,146
Class C	170,520	33,297	[1]
Class C1[2]	2,851,518	6,540,436
Class I	1,865,462	7,584,196
Class IS	3,335,020	2,265,287	[3]
Total	$21,684,111	$43,078,590

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period August 31, 2012 (inception date) to December 31, 2012.

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,383,364	$77,246,199	21,462,744	$150,176,044
Shares issued on reinvestment	1,618,805	11,981,438	3,337,140	23,536,723
Shares repurchased	(21,247,227)	(155,793,544)	(20,062,513)	(140,434,790)
Net increase (decrease)	(9,245,058)	$(66,565,907)	4,737,371	$33,277,977

50	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class B
Shares sold	18,092	$135,887	51,023		$357,093
Shares issued on reinvestment	35,565	264,477	96,487		682,454
Shares repurchased	(226,765)	(1,695,574)	(559,262)		(3,941,223)
Net decrease	(173,108)	$(1,295,210)	(411,752)		$(2,901,676)

Class C
Shares sold	771,209	$5,737,755	328,178	[1]	$2,362,106	[1]
Shares issued on reinvestment	20,749	153,266	4,323	[1]	31,396	[1]
Shares repurchased	(50,609)	(376,051)	(6,669)	[1]	(48,205)	[1]
Net increase	741,349	$5,514,970	325,832	[1]	$2,345,297	[1]

Class C1[2]
Shares sold	32,531	$244,166	909,311		$6,367,462
Shares issued on reinvestment	339,903	2,541,763	812,742		5,787,191
Shares repurchased	(1,676,041)	(12,565,851)	(2,549,055)		(18,197,303)
Net decrease	(1,303,607)	$(9,779,922)	(827,002)		$(6,042,650)

Class I
Shares sold	2,816,223	$21,024,274	8,469,885		$59,199,647
Shares issued on reinvestment	215,478	1,592,581	938,244		6,554,712
Shares repurchased	(3,234,380)	(24,030,968)	(17,466,427)		(123,506,574)
Net decrease	(202,679)	$(1,414,113)	(8,058,298)		$(57,752,215)

Class IS
Shares sold	753,489	$5,600,431	12,882,733	[3]	$91,284,624	[3]
Shares issued on reinvestment	451,173	3,335,027	313,047	[3]	2,265,280	[3]
Shares repurchased	(1,080,510)	(8,029,864)	(753,645)	[3]	(5,410,109)	[3]
Net increase	124,152	$905,594	12,442,135	[3]	$88,139,795	[3]

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period August 31, 2012 (inception date) to December 31, 2012.

8. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(36,058,352)
12/31/2017	(104,311,063)
12/31/2018	(6,849,174)
$(147,218,589)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III

Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

(the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

52	Western Asset Global High Yield Bond Fund 2013 Semi-Annual Report

Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington* Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010130 8/13 SR13-1989

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Income Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Income Trust

Date:	August 23, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer Legg Mason Partners Income Trust

Date:	August 23, 2013